As filed with the Securities and Exchange Commission on May 6, 2010

Registration No. 333-148294

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Nobel Learning Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	22-2465204
(State or other jurisdiction of incorporation or organization)	(I.R.S employer Identification No.)

1615 West Chester Pike West Chester, Pennsylvania	19382
(Address of Principal Executive Offices)	(Zip Code)

Executive Nonqualified Excess Plan

(Full title of the plan)

George H. Bernstein

President and Chief Executive Officer

Nobel Learning Communities, Inc.

1615 West Chester Pike

West Chester, Pennsylvania 19382

(Name and address of agent for service)

(484) 947-2000

(Telephone number, including area code, of agent for service)

COPY TO:

Brian Katz

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, Pennsylvania 19103-2799

(215) 981-4000

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Nobel Learning Communities, Inc. (the “Registrant”), filed a Registration Statement on Form S-3 (Registration No. 333-148294) with the Securities and Exchange Commission December 21, 2007 (the “Registration Statement”), and a Post-Effective Amendment No. 1 to such Registration Statement on February 4, 2010 (“Amendment No. 1”). The purpose of this Post-Effective Amendment No. 2 to the Registrant Statement is to amend Item 16 and the Exhibit Index.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits

Exhibit Number	Exhibit Description

4.1	The Registrant’s Certificate of Incorporation, as amended and restated (filed as Exhibit 3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1998, filed on February 16, 1999, and incorporated herein by reference).

4.2	The Registrant’s Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock (filed as Exhibit 3.4 to the Registrant’s Current Report on Form 8-K, filed on September 11, 1995, and incorporated herein by reference.)

4.3	The Registrant’s Amended and Restated Bylaws, as amended August 27, 2008 (filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2009, filed on May 1, 2009, and incorporated herein by reference).

4.4	The Registrant’s Certificate of Designation of the Series A Junior Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on July 21, 2008, and incorporated herein by reference).

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP, as to the validity of the securities being registered (filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-148294), filed on December 21, 2007, and incorporated herein by reference).

23.1*	Consent of Grant Thornton LLP, dated May 6, 2010.

23.2	Consent of Ballard Spahr Andrews & Ingersoll LLP (contained in Exhibit 5.1).

24.1	Power of Attorney (filed as part of the Registrant’s Registration Statement on Form S-3 (Registration No. 333-148294), filed on December 21, 2007, and incorporated herein by reference).

*	Filed herewith.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Act”), the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of West Chester, Commonwealth of Pennsylvania, on the 6th day of May, 2010.

NOBEL LEARNING COMMUNITIES, INC.

By:	/s/ GEORGE H. BERNSTEIN
George H. Bernstein
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ GEORGE H. BERNSTEIN	Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2010
George H. Bernstein

/S/ THOMAS FRANK	Chief Financial Officer	May 6, 2010
Thomas Frank	(Principal Financial and Accounting Officer)

*	Director	May 6, 2010
Therese Kreig Crane

*	Director	May 6, 2010
David Beale

*	Director	May 6, 2010
Steven B. Fink

*	Director	May 6, 2010
Peter H. Havens

*	Director	May 6, 2010
Richard J. Pinola

*	Director	May 6, 2010
Michael J. Rosenthal

*	Director	May 6, 2010
Ralph Smith

*	Director	May 6, 2010
David L. Warnock

*	Signed by George H. Bernstein as Attorney in Fact

/s/ GEORGE H. BERNSTEIN
George H. Bernstein

II-2

EXHIBIT INDEX

Exhibit Number	Exhibit Description

4.1	The Registrant’s Certificate of Incorporation, as amended and restated (filed as Exhibit 3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1998, filed on February 16, 1999, and incorporated herein by reference).

4.2	The Registrant’s Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock (filed as Exhibit 3.4 to the Registrant’s Current Report on Form 8-K, filed on September 11, 1995, and incorporated herein by reference).

4.3	The Registrant’s Amended and Restated Bylaws, as amended August 27, 2008 (filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2009, filed on May 1, 2009, and incorporated herein by reference).

4.4	The Registrant’s Certificate of Designation of the Series A Junior Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on July 21, 2008, and incorporated herein by reference).

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP, as to the validity of the securities being registered (filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-148294), filed on December 21, 2007, and incorporated herein by reference).

23.1*	Consent of Grant Thornton LLP, dated May 6, 2010.

23.2	Consent of Ballard Spahr Andrews & Ingersoll LLP (contained in Exhibit 5.1).

24.1	Power of Attorney (filed as part of the Registrant’s Registration Statement on Form S-3 (Registration No. 333-148294), filed on December 21, 2007, and incorporated herein by reference).

*	Filed herewith.